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                                                                   Exhibit 99.10




                                                                  EXECUTION COPY


                                    AGREEMENT
                         (COMPLIANCE WITH REGULATION AB)

          This Agreement (the "Agreement"), dated as of April 17, 2006, is by and between Wachovia Bank, National Association, having an office at 301 South College Street, Charlotte, North Carolina 28288 (the "Purchaser") and National City Mortgage Co., an Ohio corporation (the "Company").

          WHEREAS, the Purchaser and the Company are parties to that certain Mortgage Loan Seller/Servicer Agreement dated November 16, 1996 (as amended from time to time, the "Prior Agreement") relating to the purchase and servicing of certain residential mortgage loans; and

          WHEREAS, the Purchaser and the Company anticipate entering into a Master Purchase and Servicing Agreement (the "Future Agreement") to govern the purchase and servicing of certain residential mortgage loans; and

          WHEREAS, the Purchaser and the Company desire to adopt this Agreement to prescribe their respective rights and responsibilities relating to Regulation AB with respect to the mortgage loans (the "Mortgage Loans") purchased and/or serviced pursuant to the Prior Agreement or the Future Agreement;

          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and reasonable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and Company hereby agree as follows:

     Section 1.01.   Intent of the Parties.
                     ---------------------

     The Purchaser and the Company acknowledge and agree that the purpose of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the provisions of Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder that are applicable to any Securitization Transaction. The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to negotiate in good faith with the Purchaser or any Depositor, upon a request made in good faith, regarding the Company's delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any



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Securitization Transaction, the Company shall cooperate as set forth herein with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

     Section 1.02.   Additional Representations and Warranties of the Company.
                     --------------------------------------------------------

     (a) The Company shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 1.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date and unless otherwise disclosed in such information provided under Section 1.03: (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company; (ii) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (iv) no material changes to the Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the scheduled closing date of the related Securitization Transaction;
(v) there are no aspects of the Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (v) there are no material legal or governmental proceedings pending (or known by Company to be contemplated) against the Company, or to the knowledge of the Company, any Subservicer or any Third-Party Originator; and (vi) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

     (b) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 1.03, the Company shall, as soon as practicable following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.


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     Section 1.03.   Information to Be Provided by the Company.
                     -----------------------------------------

     In connection with any Securitization Transaction the Company shall (i) as promptly as practicable following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing, or in a mutually agreed upon electronic format, and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing, or in a mutually agreed upon electronic format, and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

     (a) If so requested by the Purchaser or any Depositor, the Company shall provide (or cause each Third-Party Originator or Subservicer, as applicable, to provide) such information, as mutually agreed upon in good faith by the Purchaser or any Depositor and the Company (or such Third-Party Originator or Subservicer, as applicable), regarding (i) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB, to the extent applicable to the Company, Third-Party Originator or Subservicer as originator or servicer of the Mortgage Loans. Such information shall include, at a minimum:

          (A) the originator's form of organization;

          (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, as mutually agreed upon in good faith by the Purchaser or any Depositor and the Company (or such Third-Party Originator or Subservicer, as applicable) , to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

          (C) a description of any material legal or governmental proceedings pending (or known by Company to be contemplated) against the Company, or known by the Company (after reasonable due diligence) to be pending or contemplated against any Third-Party Originator or any Subservicer; and

          (D) as promptly as practicable following notice to the Company, a description of any affiliation or relationship between the Company, each Third-Party Originator, each Subservicer and any of the following parties


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     to a Securitization Transaction, as such parties are identified and noticed to the Company by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                           (1)  the sponsor;
                           (2)  the depositor;
                           (3)  the issuing entity;
                           (4)  any servicer;
                           (5)  any trustee;
                           (6)  any originator;
                           (7)  any significant obligor;
                           (8)  any enhancement or support provider; and
                           (9)  any other material transaction party.

     (b) If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Company (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Company (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format as mutually agreed upon by the Purchaser or the Depositor and the Company, as applicable.

     Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static pool Information was previously provided to such party by the Company.

     If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the Purchaser or Depositor, as applicable (to the extent of any additional incremental expense associated with delivery pursuant to this


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Agreement),  such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor,  as applicable,  pertaining
to  Static   Pool   Information   relating  to  prior   securitized   pools  for
securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter,
placement  agent  or  initial   purchaser  with  respect  to  a   Securitization
Transaction, and shall also be addressed to and for the benefit of the Company and such Third-Party Originator; provided, however, that the procedures and work to be performed by such certified public accountants shall not create an undue disruption or burden on the business operations of the Company. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

     (c) If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and cause each Subservicer to so provide such information (each of the Company and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

          (A) the Servicer's form of organization;

          (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith mutual judgment of the Company and the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

               (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the scheduled closing date of the related Securitization Transaction;

               (2) the extent of outsourcing the Servicer utilizes;

               (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the scheduled closing date of the related Securitization Transaction;


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               (4) whether the  Servicer  has been  terminated  as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

               (5) such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

          (C) a description of any material changes during the three-year period immediately preceding the scheduled closing date of the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

          (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that the effect on one or more aspects of servicing resulting from such financial condition would have a material impact on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

          (E)  information  regarding  advances  made  by  the  Servicer  on the
     Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the scheduled closing date of the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

          (F) a description of the Servicer's processes and procedures (if any) designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

          (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

          (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

     (d) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall upon discovery (or shall cause each Subservicer and Third-Party Originator upon discovery to) (i) notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator, as applicable, and (B) any affiliations or relationships


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that develop following the closing date of a Securitization  Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

     (e) As a condition to the succession to the Company or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser and any Depositor, at least five Business Days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the related Securitization Transaction.

     (f) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Company shall provide such information as is reasonably available to the Company regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the service under this Agreement, commencing with the first such report due not less than ten Business Days following such request.


     Section 1.04.   Servicer Compliance Statement.
                     -----------------------------

     On or before March 1 of each calendar year, commencing in 2007, the Company shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, to the effect that (i) a review of the Company's activities as servicer during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

     Section 1.05.   Report on Assessment of Compliance and Attestation.
                     --------------------------------------------------

     (a) On or before March 1 of each calendar year, commencing in 2007, the Company shall:


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          (i) deliver to the  Purchaser  and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser and such Depositor) regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit B hereto delivered to the Purchaser concurrently with the execution of this Agreement;

          (ii) deliver to the Purchaser and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser and such Depositor that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

          (iii) cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 1.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

          (iv) deliver to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization
     Transaction a certification in the form attached hereto as Exhibit A; provided that such certification delivered by the Company may not be filed as an exhibit to, or included in, any offering document or registration statement.

The Company acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

     (b) Each  assessment  of compliance  provided by a Subservicer  pursuant to
Section 1.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit B hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to
Section 1.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 1.06.

     Section 1.06.   Use of Subservicers and Subcontractors.
                     --------------------------------------

     The Company shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (a) of this Section. The Company shall not hire or


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

otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (b) of this Section.

     (a) It shall not be necessary for the Company to seek the consent of the Purchaser or any Depositor to the utilization of any Subservicer. The Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 1.02, 1.03(c) and (e), 1.04, 1.05 and 1.07 of this Agreement to the same extent as if such Subservicer were the Company, and to provide the information required with respect to such Subservicer under Section 1.03(d) of this Agreement. The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 1.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 1.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 1.05 as and when required to be delivered.

     (b) It shall not be necessary for the Company to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor. The Company shall promptly upon request provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Purchaser and such Depositor) of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and
(iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

     As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Company shall cause any such Subcontractor used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 1.05 and 1.07 of this Agreement to the same extent as if such Subcontractor were the Company. The Company shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 1.05, in each case as and when required to be delivered.

     Section 1.07.   Indemnification; Remedies.
                     -------------------------

     (a) The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them (each, an "Indemnified Party") harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under this Agreement by or on behalf of the Company, or provided under this Agreement by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were provided, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

          (ii) any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Agreement, including any failure by the Company to identify pursuant to Section 1.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

          (iii) any breach by the Company of a representation or warranty set forth in Section 1.02(a) or in a writing furnished pursuant to Section 1.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 1.02(b) to the extent made as of a date subsequent to such closing date.

     In the case of any failure of performance described in clause (a)(ii) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer, any Subcontractor or any Third-Party Originator.

     (b) Notification and Cooperation. The parties hereto further agree, and any Indemnified Party not a party hereto is deemed to agree, as a condition to its reliance on such indemnification, that the Company's indemnification obligations under this Section 1.07 are subject to the following terms and conditions:

          (i) An Indemnified Party seeking indemnification hereunder shall give written notice to the Company within a reasonable time after the Indemnified Party receives notice or becomes aware of an indemnifiable claim;

          (ii) The Company shall undertake the defense of the action or claim with counsel or other representatives of its own choosing and reasonably acceptable to the Indemnified Party (which counsel shall not, except with the consent of the Indemnified Party, be counsel to the Indemnifying Party);

          (iii) The Indemnified Party shall have the right to participate and assist in, but not control, the defense of such claim and employ separate counsel in any action or claim at the expense of the Indemnified Party (i.e., at its own expense); and

          (iv) The Company shall not settle or compromise any claim suit or action against the Indemnified Party without the express prior written consent of the Indemnified Party.

     (c) Exclusive Remedy. Except for remedies under the Agreement and remedies that cannot be waived as a matter of law and injunctive relief, the rights under this Section 1.07 shall be the exclusive remedy for breaches of this Section 1.07(including any covenant, obligation, representation or warranty contained herein or therein).

     (d) Limitations. Notwithstanding anything in this Agreement to the contrary, in no event shall the Company be obligated under this Section 1.07 to indemnify an Indemnified Party otherwise entitled to indemnity hereunder in respect of any indemnifiable claims or losses that result from the willful misconduct, bad faith or negligent acts or omissions of the Indemnified Party.

     Section 1.08. Responsible Officers. Any reference herein to the Company's knowledge, discovery or awareness, or notice or identification to the Company, or a request to the Company, shall be in each case be deemed to refer solely to the knowledge or awareness of, or notice or identification to, or request of, a Responsible Officer of the Company. "Responsible Officer" means any vice president, any managing director, any director, any associate, any assistant vice president, any assistant secretary, any assistant treasurer or any other officer or employee of the Company customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject.

     Section 1.09. Defined Terms. Capitalized terms used but not defined herein are presumed to be defined in the applicable Agreement.

     Commission: The United States Securities and Exchange Commission.

     Company Information: As defined in Section 1.07(a).

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

     Exchange Act. The Securities Exchange Act of 1934, as amended.

     Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company. For the avoidance of doubt, a "Qualified Correspondent" includes a "table broker" or mortgage lender that originates loans underwritten and funded by the Company or an Affiliate of the Company.

     Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

     Reconstitution   Agreement:   Any   servicing   agreement   relating  to  a
Reconstitution.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Securities Act: The Securities Act of 1933, as amended.

     Securitization Transaction. Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

     Servicer: As defined in Section 1.03(c).

     Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

     Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete material functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

     Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB; provided, however, that the term "Subservicer" shall not include any master servicer or any special servicer engaged at the request of a Depositor, Purchaser or investor in a Securitization Transaction, nor any "back-up servicer" or trustee performing servicing functions on behalf of a Securitization Transaction.

     Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company and shall not include a mortgage broker that does not fund loans.

     Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.


                               [Signatures Follow]

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed to this Agreement by their respective officers duly authorized as of the date first above written.


                                     WACHOVIA BANK, NATIONAL
                                       ASSOCIATION  (Purchaser)



                                     By: _______________________________________
                                         Name:
                                         Title:


                                     NATIONAL CITY MORTGAGE CO.
                                       (Company)



                                     By: _______________________________________
                                         Name:
                                         Title:

                                    EXHIBIT A

                          FORM OF ANNUAL CERTIFICATION

     Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES] -

     I,  ________________________________,  the _______________________ of [NAME
OF COMPANY], certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

          (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were provided, not misleading with respect to the period of time covered by the Company Servicing Information;

          (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

          (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

          (5) The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by each Subcontractor "participating in the servicing function" pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the

     [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.




                                          Date: _________________________



                                        By: ________________________________
                                                       Name:
                                                       Title:

                                    EXHIBIT B

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


------------------------------------------------------------------------------------------ ----------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
                                       General Servicing Considerations
--------------------                                                                       ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance               X
                     or other triggers and events of default in accordance with the transaction agreements.
--------------------                                                                       ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third                    X
                     parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
--------------------                                                                       ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain
                     a back-up servicer for the mortgage loans are maintained.                       X
--------------------                                                                       ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the             X
                     party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
--------------------                                                                       ----------------------
                                      Cash Collection and Administration
--------------------                                                                       ----------------------
1122(d)(2)(i)        Payments on mortgage loans are deposited into the appropriate                   X
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
--------------------                                                                       ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to              X
                     an investor are made only by authorized personnel.
--------------------                                                                       ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows               X
                     or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
--------------------                                                                       ----------------------
                     The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with x respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)       agreements.
--------------------                                                                       ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured                     X
                     depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
--------------------                                                                       ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized                   X
                     access.
--------------------                                                                       ----------------------
1122(d)(2)(vii)       Reconciliations are prepared on a monthly basis for all                        X
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations
                     (A) are mathematically accurate; (B) were prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) were reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
--------------------                                                                       ----------------------

------------------------------------------------------------------------------------------ ----------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
                                     Investor Remittances and Reporting
--------------------                                                                       ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the                      X
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
                     Servicer.
--------------------                                                                       ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance               X
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
--------------------                                                                       ----------------------
                     Disbursements made to an investor are posted within two business
                     days to the Servicer's investor records, or such other number of                X
1122(d)(3)(iii)      days specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or
                     custodial bank x
1122(d)(3)(iv)       statements.
--------------------                                                                       ----------------------
                                          Pool Asset Administration                                  X
--------------------                                                                       ----------------------
1122(d)(4)(i)        Collateral or security on mortgage loans is maintained as
                     required x by the transaction agreements or related
                     mortgage loan documents.
--------------------                                                                       ----------------------
                     Mortgage loan and related documents are safeguarded as required by              X
1122(d)(4)(ii)       the transaction agreements
--------------------                                                                       ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are                  X
                     made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
--------------------                                                                       ----------------------
1122(d)(4)(iv)       Payments on mortgage loans, including any payoffs, made in                      X
                     accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
--------------------                                                                       ----------------------
1122(d)(4)(v)        The Servicer's records regarding the mortgage loans agree with the              X
                     Servicer's records with respect to an obligor's unpaid principal balance.
--------------------                                                                       ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's                     X
                     mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
--------------------                                                                       ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans,                   X
                     modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
--------------------                                                                       ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the                X
                     period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
--------------------                                                                       ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for mortgage loans             X
                     with variable rates are computed based on the related mortgage loan documents.
--------------------                                                                       ----------------------

------------------------------------------------------------------------------------------ ----------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow                X
                     accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                     and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
--------------------                                                                       ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance                 X
                     payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
--------------------                                                                       ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be                 X
                     made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
--------------------                                                                       ----------------------
                     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records                               X
                     maintained by the servicer, or such other number of days
1122(d)(4)(xiii)     specified in the transaction agreements.
--------------------                                                                       ----------------------
1122(d)(4)(xiv)       Delinquencies, charge-offs and uncollectible accounts are                      X
                     recognized and recorded in accordance with the transaction agreements.
--------------------                                                                       ----------------------
                     Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation AB,                      X
1122(d)(4)(xv)       is maintained as set forth in the transaction agreements.
--------------------                                                                       ----------------------

-------------------- --------------------------------------------------------------------- ----------------------



                                     [NAME OF COMPANY] [NAME OF SUBSERVICER]


                                     Date:    _________________________



                                     By:  ________________________________
                                     Name:
                                     Title: